SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 27, 2012 (September 21, 2012)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2012, William R. Moler submitted his resignation as the Senior Vice President – Natural Gas Midstream Operations of Inergy GP, LLC (the “Company”), the general partner of Inergy, L.P. (the “Partnership”). Mr. Moler’s resignation is effective as of October 5, 2012.

Additionally, on September 27, 2012, the Board of Directors of the Company approved several organizational changes.

R. Brooks Sherman, Jr., currently Executive Vice President of the Company, has been promoted to President. Mr. Brooks Sherman, Jr., age 46, has served as Executive Vice President since September 2007, Senior Vice President since September 2002 and Chief Financial Officer since March 2001. Mr. Brooks Sherman Jr. succeeds John Sherman (no relation) as the Company’s President and John Sherman will remain the Company’s Chairman of the Board and Chief Executive Officer.

Phillip L. Elbert, currently a director and President and Chief Operating Officer—Propane Operations of the Company, has been appointed as Executive Vice President of Strategy. Mr. Elbert, age 54, has served as President and Chief Operating Officer—Propane Operations since September 2007, Executive Vice President—Propane Operations from March 2001 to September 2007 and director since March 2001.

Michael J. Campbell, currently Vice President and Treasurer of the Company, has been promoted to Senior Vice President and Chief Financial Officer. Mr. Campbell, age 43, joined the Company in 2003 and has served as the Company’s Vice President and Treasurer since May 2005.

Michael D. Lenox, currently Vice President and Corporate Controller of the Company, has been promoted to Vice President and Chief Accounting Officer. Mr. Lenox, age 36, joined the Company in September 2007 as its Director of Financial Reporting and has served as its Vice President and Corporate Controller since November 2011.

No family relationship exists between any director, executive officer and any of the individuals listed above and there are no transactions regarding the individuals listed above that are required to be disclosed by Item 404(a) of Regulation S-K.

A press release announcing the organizational changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 27, 2012, in connection with the organizational changes described above, the Company amended and restated its Limited Liability Company Agreement (as amended, the “LLC Agreement”). The amendments to the LLC Agreement include allowing for separate offices of the President and Chief Executive Officer.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	First Amended and Restated Limited Liability Company Agreement of Inergy GP, LLC dated as of September 27, 2012

99.1	Press Release dated September 27, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, Its General Partner

Date: September 27, 2012	By: /s/ R. Brooks Sherman, Jr.
R. Brooks Sherman, Jr. President

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